EXECUTION VERSION

THIRD AMENDMENT TO LOAN AND SERVICING AGREEMENT
(CCT Tokyo Funding LLC)
THIS THIRD AMENDMENT TO LOAN AND SERVICING AGREEMENT, dated as of
March 9, 2018 (this “Amendment”), is entered into by and among CCT TOKYO FUNDING LLC, as the Borrower (the “Borrower”), CORPORATE CAPITAL TRUST, INC., as the Servicer, the Lender identified on the signature pages hereto and SUMITOMO MITSUI BANKING CORPORATION, the Administrative Agent (in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the above-named parties (together with certain other parties) have entered into that certain Loan and Servicing Agreement, dated as of December 2, 2015 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Borrower, the Transferor, the Servicer, each of the Lenders from time to time party thereto, the Collateral Agent and the Administrative Agent;
WHEREAS, pursuant to and in accordance with Section 11.01 of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein;
NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:
SECTION 1. Definitions.
Each capitalized term used but not defined herein has the meaning ascribed thereto in the Agreement.
SECTION 2. Amendments.
1.1The definition of “Change of Control” in Section 1.01 of the Agreement is amended by amending and restating clause (g) in its entirety as follows:
(g)    the failure of KKR Credit Advisors (US) LLC or a Permitted Successor Advisor to act as an advisor to the Servicer.
1.2The following new definition is added to Section 1.01 of the Agreement as alphabetically appropriate as follows:
“Permitted Successor Advisor” means any joint venture entity between (i) KKR Credit Advisors (US) LLC or its Affiliate and (ii) Franklin Square Holdings, L.P. or its Affiliate, pursuant to which joint venture (a) KKR Credit Advisors (US) LLC or its Affiliate owns at least 50% of the equity interests of all classes (including voting equity interests) and (b) at least 50% of the investment

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committee with the sole authority to make investment-related decisions for CCT are employees of KKR Credit Advisors (US) LLC or its Affiliate.

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SECTION 3. Agreement in Full Force and Effect as Amended.
Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement.
SECTION 4. Representations and Warranties.
The Borrower hereby represents and warrants as of the date of this Amendment as follows:
(a)this Amendment has been duly executed and delivered by it;
(b)this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and
(c)there is no Event of Default, Unmatured Event of Default, or Servicer Termination Event that is continuing or would result from entering into this Amendment.
SECTION 5. Conditions to Effectiveness.
The effectiveness of this Amendment is subject to receipt by the Administrative Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Amendment.
SECTION 6. Miscellaneous.
(a)This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
(b)The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)This Amendment may not be amended or otherwise modified except as provided in the Agreement.
(d)The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

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(e)This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.
(f)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BORROWER:    CCT TOKYO FUNDING LLC

By: /s/ Philip S. Davidson_______________
Name: Philip S. Davidson Title:    Secretary

SERVICER:    CORPORATE CAPITAL TRUST, INC.

By: /s/ Philip S. Davidson_______________ Name: Philip S. Davidson
Title:    General Counsel

[Signatures Continue on the Following Page]

[Signature Page to Third Amendment - CCT Tokyo Funding LLC]

ADMINISTRATIVE AGENT:    SUMITOMO MITSUI BANKING
    CORPORATION

By: /s/ Chris Droussiotis_______________ Name: Chris Droussiotis
Title:    Managing Director

LENDER:     SUMITOMO MITSUI BANKING
    CORPORATION

By: /s/ Chris Droussiotis_______________ Name: Chris Droussiotis
Title:    Managing Director

[Signature Page to Third Amendment - CCT Tokyo Funding LLC]